Exhibit 10.1

OMNIBUS AMENDMENT

This Omnibus Amendment (this “Amendment”), dated as of June 18, 2007, is entered into by INCENTRA SOLUTIONS, INC. (f/k/a Front Porch Digital, Inc.) a Nevada corporation (the “Company”), each of the undersigned Subsidiaries of the Company and LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), for the purpose of amending the terms of each of (i) that certain Security Agreement, dated as of February 6, 2006, by and among the Company, Network System Technologies, Inc., an Illinois corporation (“NST”), Tactix, Inc., an Oregon corporation (“Tactix”), Incentra Solutions of the Northeast, Inc., a Delaware corporation (“ISNE”), PWI Technologies, Inc., a Washington corporation (“PWI”), Incentra Solutions of California, Inc., a Delaware corporation (“ISC”), ManagedStorage International, Inc.,a Delaware corporation (“MSI”), Incentra Solutions International, Inc., a Delaware corporation (“ISI” and together with the Company, NST, Tactix, ISNE, PWI, ISC, MSI and ISI, the “Credit Parties” and each, a “Credit Party”) (the “Security Agreement”), (ii) that certain Secured Revolving Note, dated as of February 6, 2006, issued by the Company and each of the other Credit Parties to Laurus (as amended, modified or supplemented from time to time, the “Feb 2006 Revolving Note”), (iii) that certain Secured Convertible Term Note, dated as of March 31, 2006, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Mar 2006 Term Note”), (iv) that certain Common Stock Purchase Warrant, dated as of May 13, 2004, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “May 2004 Warrant”), (v) that certain Common Stock Purchase Warrant, dated as of October 25, 2004, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Oct 2004 Warrant”), (vi) that certain Common Stock Purchase Warrant, dated as of February 17, 2005, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Feb 2005 Warrant”), (vii) that certain Common Stock Purchase Warrant, dated as of June 30, 2005, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “June 2005 Warrant”), (viii) that certain Common Stock Purchase Option, dated as of February 6, 2006, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Feb 2006 Option”), and (ix) that certain Common Stock Purchase Warrant, dated as of March 31, 2006, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Mar 2006 Warrant” and together with the May 2004 Warrant, the Oct 2004 Warrant, the Feb 2005 Warrant, and the June 2005 Warrant, the “Warrants”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

          WHEREAS, the Company and Laurus have agreed to make certain changes to the Security Agreement, the Feb 2006 Revolving Note, the Mar 2006 Term Note, each Warrant and the Feb 2006 Option as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.           The definitions of “Capital Availability Amount” and “Revolving Note” set forth in Annex A to the Security Agreement are each hereby amended by deleting the amount “Ten

Million Dollars ($10,000,000)” appearing therein and inserting the amount “Fifteen Million Dollars ($15,000,000)” in lieu thereof in each case.

          2.           The Feb 2006 Revolving Note is hereby amended by increasing the stated amount as appearing in the first paragraph thereof from “Ten Million Dollars ($10,000,000)” to “Fifteen Million Dollars ($15,000,000)”.

          3.           Effective on the Waiver Effective Date (as defined below), Section 3.2 of the March 2006 Term Note is hereby deleted in its entirety and the following new Section 3.2 is hereby inserted in lieu thereof:

              “3.2           Conversion Limitation. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such conversion, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence. For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company and (y) shall automatically become null and void (i) following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined below), or (ii) upon receipt by the Holder of a Notice of Redemption.”

          4.           Effective on the Waiver Effective Date (as defined below), Section 10 of each Warrants is hereby deleted in its entirety and the following new Section 10 is hereby inserted in lieu thereof:

              “10.          Maximum Exercise. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence. For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company and (y) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement, dated as of February 6, 2006, by and among the Company, Network System Technologies, Inc., Tactix, Inc., Incentra Solutions of the Northeast, Inc., PWI Technologies, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc. and Incentra Solutions International, Inc.)”

          5.           Effective on the Waiver Effective Date (as defined below), Section 10 of the Feb 2006 Option is hereby deleted in its entirety and the following new Section 10 is hereby inserted in lieu thereof:

              “10.           Maximum Exercise. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Option in excess of that portion of this Option upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Option or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Option with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence. For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company and (y) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement, dated as of February 6, 2006, by and among the Company, Network System Technologies, Inc., Tactix, Inc., Incentra Solutions of the Northeast, Inc., PWI Technologies, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc. and Incentra Solutions International, Inc.)”

          6.           The Company and Laurus agree that, upon execution of this Amendment by the Company and Laurus (the “Waiver Effective Date”), the Company will be deemed to have received notice from Laurus of Laurus’ waiver of the 4.99% conversion limitation set forth in Section 3.2 of the Mar 2006 Term Note, Section 10 of each Warrant and Section 10 of the Feb 2006 Option, which waiver shall become effective on the 76th day following the Waiver Effective Date.

          7.           The Company will, on the date hereof, issue to Laurus a warrant (the “Issued Warrant”) to purchase 360,000 shares of the Common Stock of the Company with an exercise price of $0.01 per share, such Issued Warrant to be in the form attached hereto as Exhibit A. The Company further agrees that if at any time after the date hereof there is not an effective Registration Statement covering all of the shares of Common Stock issuable upon exercise of the Issued Warrant (the “Additional Warrant Shares”) and the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder of the Issued Warrant written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Additional Warrant Shares such Holder requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

          8.           Upon execution of this Agreement by each Company and Laurus, the Credit Parties shall jointly and severally pay to Laurus Capital Management, LLC, the investment advisor of Laurus (“LCM”), a non-refundable payment in an amount equal to two percent (2.00%) of the increase to the Capital Availability Amount (i.e. $100,000). The foregoing payment is referred to herein as the “Additional LCM Payment.” Such Additional LCM Payment shall be deemed fully earned on the Effective Date (as defined below) and shall not be subject to rebate or proration for any reason.

          9.           This Amendment shall be effective on the first date on which (the “Effective Date”) each of the following has occurred: (i) the execution and delivery of this Amendment by each Credit Party and Laurus, (ii) the issuance to Laurus of a Issued Warrant, and the receipt by Laurus of such Issued Warrant and (iii) the receipt by LCM via wire transfer in immediately available funds of the Additional LCM Payment.

          10.         Except as specifically set forth in this Amendment, there are no other amendments to the Security Agreement, the Feb 2006 Revolving Note, the Mar 2006 Term Note, any Warrant or the Feb 2006 Option, and all of the other forms, terms and provisions of the Security Agreement, the Feb 2006 Revolving Note, the Mar 2006 Term Note,, each Instrument and the Feb 2006 Option remain in full force and effect.

          11.         Each Credit Party hereby represents and warrants to Laurus that as of the date hereof, both before and after giving effect to this Amendment, (i) no Event of Default (as defined in the Security Agreement) exists and is continuing and (ii) all representations, warranties and covenants made by each Credit Party and its subsidiaries in connection with the Security Agreement and/or any Ancillary Agreement referred to in the Security Agreement are true, correct and complete and all of each Credit Party’s and its respective subsidiaries’ covenant requirements have been met. The Company hereby agrees to, no later than five days after the date hereof, file an 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment (the “8-K”) on the date hereof.

          12.         This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

          IN WITNESS WHEREOF, each Credit Party and Laurus has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

INCENTRA SOLUTIONS, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Senior Vice President & Treasurer

MANAGEDSTORAGE INTERNATIONAL, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Assistant Secretary

INCENTRA SOLUTIONS INTERNATIONAL,
INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Assistant Secretary

PWI TECHNOLOGIES, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS OF CALIFORNIA,
INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

NETWORK SYSTEM TECHNOLOGIES, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

TACTIX, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE
NORTHEAST, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name: David Grin
Title: